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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982

                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2002
                       AS SUPPLEMENTED ON NOVEMBER 4, 2002

                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

               789 North Water Street, Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856
                             www.heartlandfunds.com

     Heartland Group, Inc. ("Heartland") is registered as an open-end, management investment company consisting of the separate mutual fund series, including those listed above (the "Funds"). The investment advisor for the Funds is Heartland Advisors, Inc. ("Heartland Advisors"). This Statement of Additional Information ("SAI") relates to the Funds, each of which has a distinct investment objective and program.

     This SAI is not a prospectus, but provides you with additional information that should be read in conjunction with the Prospectus for the Funds, dated May 1, 2002. You may obtain a free copy of the Funds' Prospectus and an account application by contacting the distributor, Heartland Investor Services, LLC ("Heartland Investor Services"), at the street or website address, or at either telephone number listed above.

     The financial statements of the Funds and the reports of the independent public accountants thereon are incorporated by reference into this Statement of Additional Information from the Funds' Annual Report to Shareholders for the year ended December 31, 2001. See "Financial Statements."

                                TABLE OF CONTENTS

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INTRODUCTION TO THE FUNDS .................................................  2
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS ...........................  2
TYPES OF SECURITIES .......................................................  4
PORTFOLIO MANAGEMENT STRATEGIES ........................................... 24
INVESTMENT RESTRICTIONS ................................................... 28
PORTFOLIO TURNOVER ........................................................ 32
MANAGEMENT ................................................................ 32
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ....................... 40
INVESTMENT ADVISORY AND OTHER SERVICES .................................... 40
DISTRIBUTION OF SHARES .................................................... 43
PORTFOLIO TRANSACTIONS .................................................... 45
DESCRIPTION OF SHARES ..................................................... 49
PURCHASES AND SALES ....................................................... 50
ADDITIONAL INCOME TAX CONSIDERATIONS ...................................... 51
PERFORMANCE INFORMATION ................................................... 52
FINANCIAL STATEMENTS ...................................................... 58
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                            INTRODUCTION TO THE FUNDS

     Each member of the Heartland family of funds is a separate series of Heartland Group, Inc., a Maryland corporation formed in 1986 and registered as an open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is a diversified fund and has a distinct investment objective and program. In addition to the Funds, Heartland has three series that are closed to new investors and under the control of a court-appointed receiver - Heartland Taxable Short Duration Municipal Fund, Heartland Short Duration High-Yield Municipal Fund and Heartland High-Yield Municipal Bond Fund.

     The Heartland Select Value Fund commenced operations on October 11, 1996. The Heartland Value Plus Fund commenced operations on October 26, 1993. The Heartland Value Fund commenced operations on December 28, 1984. The Heartland Taxable Short Duration Municipal Fund commenced operations on December 29, 1998. The Heartland Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds commenced operations on January 2, 1997.

                 INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Heartland Select Value Fund

     The Heartland Select Value Fund seeks long-term capital appreciation. The Fund invests primarily in common stocks whose current market prices, in Heartland Advisors' judgment, are undervalued relative to their intrinsic value. Heartland Advisors uses its strict value criteria to identify what it believes are the best available investment opportunities for the Fund. Normally, the Fund invests in common stocks of companies with market capitalizations in excess of $500 million, but it may invest in companies of all sizes. The median market capitalization of the Fund is expected to fluctuate over time depending on Heartland Advisor's perceptions of relative valuations, future prospects and market conditions.

     The Fund invests in a limited number of stocks (currently 35 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. The Fund may invest in other securities, including preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. Although not a principal investment strategy, the Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on

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futures positions considered speculative under regulations of the Commodities
Futures Trading Commission ("CFTC").

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Plus Fund

     The Heartland Value Plus Fund seeks long-term capital appreciation and modest current income. The Fund invests primarily in a limited number of equity securities of smaller companies selected on a value basis. The Fund generally invests in dividend-paying common stocks and may also invest in preferred stocks and convertible securities, which provide income to the Fund. The Fund primarily invests in companies with market capitalizations between $300 million and $2 billion.

     The Fund invests in a limited number of stocks (currently 30 to 50). Therefore, a change in the value of any single holding may have a more pronounced effect on the Fund's net asset value and performance than would be the case if it held more positions. This may increase the volatility of the Fund's share price and investment return.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

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     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

     Heartland Value Fund

     Heartland Value Fund seeks long-term capital appreciation through investing in small companies. The Fund invests primarily in common stocks of companies with market capitalizations of less than $1.5 billion selected on a value basis, and may invest a significant portion of its assets in companies with market capitalizations of less than $300 million.

     To pursue its objective, the Fund may also invest in debt securities, although under normal market conditions the Fund will not invest more than 10% of its assets in such securities. It may invest in other securities, including equity securities of larger companies, preferred stocks, warrants, convertible securities, foreign securities and cash equivalents. There are no credit quality limitations on the convertible or debt securities in which the Fund may invest. The Fund may utilize other investments and investment techniques from time to time which may impact Fund performance, including options, futures and other structured transactions. The Fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered speculative under regulations of the CFTC.

     Under adverse market conditions or other extraordinary economic or market conditions, including conditions when Heartland Advisors is unable to identify attractive investment opportunities, the Fund may temporarily invest in liquid reserves such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, U.S. Government securities and repurchase agreements. Temporary investments in liquid reserves are not required, and may not be possible because of market conditions. It also might prevent the Fund from achieving its investment objective, and from participating in market advances or declines to the same extent that it would if the Fund remained more fully invested.

     In pursuing its objective, the Fund may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. The Fund also may employ the investment techniques described in its Prospectus and in the sections of this SAI titled "Types of Securities" and "Portfolio Management Strategies." The Fund's investment objective may be changed with the approval of the Board of Directors and notice to shareholders, but without shareholder approval.

                               TYPES OF SECURITIES

     The following information supplements the discussion of the Funds' investments described in the Prospectus.

     Convertible Securities

     Convertible securities in which the Funds may invest include any bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. By investing in convertible securities, a Fund obtains the

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right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion right, while generally earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Heartland Advisors will look to the conversion feature and consider substantially the same investment criteria it would consider if purchasing the underlying common stock. However, these securities will nevertheless be subject to the same quality and investment limitations applicable to the Funds' investments in debt securities.

     The value of a convertible security is a function of its "investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity.

     Custodial Receipts and Participation Interests

     Each Fund may invest in custodial receipts which represent ownership in future interest or principal payments, or both, on certain securities that are underwritten by securities dealers or banks.

     Each Fund may also invest in participation interests in securities. Participation interests give a Fund an undivided interest in a security in the proportion that the Fund's participation interest bears to the principal amount of the security.

     Debt Securities

     The Funds may invest in debt securities of corporate and governmental issuers. Each Fund may invest up to 35% of its total assets in corporate debt securities and U.S. Governmental obligations, but under normal market conditions will not invest more than 10% of their respective assets in such securities. There are no credit quality or maturity limitation on a Fund's investments in debt securities.

     The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by the Fund, and an increase in rates will generally have the opposite effect.

     Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

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     Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as "investment-grade" debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

     In conducting its credit research and analysis, Heartland Advisors considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. Heartland Advisors also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs").

     All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

     "High-Yield" Risk. Each Fund's investment program permits it to invest in non-investment grade debt obligations, sometimes referred to as "junk bonds" (hereinafter referred to as "lower-quality securities"). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by Heartland Advisors to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

          . Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

               All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of

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               lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

               As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund's net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force the Fund to sell the more liquid portion of its portfolio.

          . Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor's Ratings Service, Moody's Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on Heartland Advisors' credit analysis than would be the case with investments in investment-grade debt obligations. Accordingly, Heartland Advisors monitors bonds held in a Fund's portfolio to assess and determine whether the issuers will have sufficient cash flow to meet required principal and interest payments, and to assure the continued liquidity of such bonds so that the Fund can meet redemption requests.

          . Legal Risk. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make

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               principal and interest payments on their debt securities may be materially impaired.

               From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for such securities.

          . Liquidity Risk. A Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund's net asset value and ability to dispose of particular securities when necessary to meet the Fund's liquidity needs, or in response to a specific economic event, may be affected.

     U.S. Government Obligations. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Floating and Variable Rate Securities. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank's prime rate.

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     Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider the instrument's maturity to be shorter than its stated maturity.

     Deferrable Subordinated Securities. Certain securities have been issued recently which have long maturities and are deeply subordinated in the issuer's capital structure. They generally have 30-year maturities and permit the issuer to defer distributions for up to five years. These characteristics give the issuer more financial flexibility than is typically the case with traditional bonds. As a result, the securities may be viewed by rating agencies and bank regulators as possessing certain "equity-like" features. However, the securities are treated as debt securities by market participants, and each Fund intends to treat them as such as well. These securities may offer a mandatory put or remarketing option that creates an effective maturity date significantly shorter than the stated one. Each Fund may invest in these securities to the extent their yield, credit and maturity characteristics are consistent with the Fund's investment objective and strategies.

     Inflation-Indexed Bonds. Each Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation.

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, as a result, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. If any such downward adjustment in the principal value of an inflation-indexed bond exceeds the interest otherwise includable in a Fund's gross income for the relevant tax year, the excess will be treated as an ordinary loss.

     If the periodic adjustment rate measuring inflation increases, the principal value of inflation-indexed bonds will be adjusted upward and, as a result, the interest payable on these securities (calculated with respect to a larger principal amount) will be increased. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income and will be includable in a Fund's gross income in the period in which it accrues, even though investors do not receive their principal until maturity, subject to offset against any tax loss carryforwards from earlier tax years. There can be no assurance that the applicable inflation index for the security will accurately measure the real rate of inflation (or deflation) in the prices of goods and services.

     Mortgage-Related and Asset-Backed Securities. Mortgage-related securities in which the Funds may invest include mortgage pass-through securities and derivative mortgage securities, such as collateralized mortgage obligations and stripped mortgage-backed securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities

                                        9

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(collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

     Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.

     In general, mortgage-related and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until the entire principal amount comes due at maturity, payments on certain mortgage-related and asset-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal on mortgage-related and asset-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets. Prepayments may result in early payment of the applicable mortgage-related or asset-backed securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related or asset-backed securities in an investment that provides as high a yield as the mortgage-related or asset-backed securities. Consequently, early payment associated with mortgage-related and asset-backed securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. During periods of falling interest rates, the rate of prepayments generally tends to increase, thereby tending to decrease the life of mortgage-related and asset-backed securities. During periods of rising interest rates, the rate of prepayments generally decreases, thereby tending to increase the life of mortgage-related and asset-backed securities. If the life of a mortgage-related or asset-backed security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

     Mortgage-related and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. During periods of declining interest rates, prepayments likely would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.

     Prepayments may cause losses in securities purchased at a premium. At times, some of the mortgage-related and asset-backed securities in which a Fund may invest may have higher than market yields and, therefore, will be purchased at a premium above their par value.

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Unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium. In addition, the value of mortgage-related and asset-backed securities may change due to changes in the market's perception of the creditworthiness of the issuer, and the mortgage-related and asset-backed securities markets in general may be adversely affected by changes in governmental regulation or tax policies.

     Certain characteristics of adjustable rate mortgage securities ("ARMs") may make them more susceptible to prepayments than other mortgage-related securities. Unlike fixed rate mortgages, the interest rates on adjustable rate mortgages are adjusted at regular intervals, generally based on a specified, published interest rate index. Investments in ARMs allow a Fund to participate in changing interest rate levels through regular adjustments in the coupons of the underlying mortgages, resulting in more variable current income and potentially shorter duration characteristics than longer-term fixed rate mortgage securities. The extent to which the values of ARMs fluctuate with changes in interest rates will depend on the frequency of the interest resets on the underlying mortgages, and the specific indexes underlying the ARMs, as certain indexes closely mirror market interest rate levels and others tend to lag changes in market rates.

     ARMs will frequently have caps and floors which limit the maximum amount by which the interest rate on the underlying mortgage loans may move up or down during each adjustment period and over the life of the loan. Interest rate caps on ARMs may cause them to decrease in value in an increasing interest rate environment and may also prevent their income from increasing to levels commensurate with prevailing interest rates. Conversely, interest rate floors on ARMs may cause their income to remain higher than prevailing interest rate levels and result in an increase in the value of such securities. However, this increase may be tempered by an acceleration of prepayments. In general, ARMs tend to experience higher levels of prepayment than other mortgage-related securities. During favorable interest rate environments, holders of adjustable rate mortgages have greater incentives to refinance with fixed rate mortgages in order to avoid interest rate risk. In addition, significant increases in the index rates used for adjustment of the mortgages may result in increased delinquency, default and foreclosure rates, which in turn would increase the rate of prepayment on the ARMs.

     Collateralized mortgage obligations ("CMOs") are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying other mortgage-related securities. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile and the market for certain CMOs may not be as liquid as the market for other securities in general.

     Similarly, prepayments could also result in losses on stripped mortgage-backed and asset-backed securities. Stripped mortgage-backed and asset-backed securities are commonly structured with two classes that receive different portions of the interest and principal distributions on a pool of loans. A Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. The yield to maturity on an IO class of stripped mortgage-backed or asset-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Complex instruments such as CMOs and stripped mortgage-backed securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, potentially making their price highly volatile.

     The secondary market for stripped mortgage-backed and asset-backed securities may be more volatile and less liquid than that for other securities, potentially limiting the Funds' ability to obtain market quotations for those securities or to buy or sell those securities at any particular time.

     It is anticipated that certain entities may create loan pools offering pass-through investments in addition to the types discussed above, including securities with underlying pools of derivative mortgage-related and asset-backed securities. As new types of mortgage-related and asset-backed securities are developed and offered to investors, Heartland Advisors will, consistent with each Fund's objective and investment policies, consider making investments in such new types of securities.

     Zero-Coupon, Step-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of the zero-coupon, step-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur in periods of adverse market conditions, in order to generate cash to meet these distribution requirements.

     Derivative Instruments

     Each Fund may invest in a broad array of financial instruments and securities, the value of which is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures contracts, options on futures contracts and hybrid instruments to (a) hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or
(d) to invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment.

     Some options and futures strategies, including selling futures, buying puts and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other in order to adjust the risk and return characteristics of a Fund's overall strategy. Futures, options and options on futures have durations which, in general, are closely related to the duration of the underlying securities. Holding long futures or call option positions will lengthen the duration of a Fund's portfolio by approximately the same amount of time that holding an equivalent amount of the underlying securities would.

     Writing Covered Options. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date.

     The term "covered" means that a Fund will (a) in the case of a call option, own the asset subject to the option or have an unconditional right to purchase the same underlying asset at a price equal to or less than the exercise price of the "covered" option or, in the case of a put option, have an unconditional right to sell the same underlying asset at a price equal to or greater than the exercise price of the "covered" option, or (b) establish and maintain, for the term of the option, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the option, or (c) purchase an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

     Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the exercise price, even if its current value is greater, a call writer gives up some ability to participate in the price increases in the underlying asset. Conversely, if the price of the underlying asset rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received for writing the put because it did not own the underlying asset and therefore would not benefit from the appreciation in price. If the price of the underlying asset falls, the put writer would expect to suffer a loss, which loss could be substantial, because a put writer must be prepared to pay the exercise price for the option's underlying asset if the other party to the option chooses to exercise it. However, the loss should be less than the loss experienced if a Fund had purchased the underlying asset directly because the premium received for writing the option will mitigate the effects of the decline.

     A Fund may enter into closing transactions with respect to options by purchasing an option identical to the one it has written (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for over-the-counter, or "OTC" options). A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. In addition, although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at any time prior to its expiration or that the Fund will be able to effect such closing transactions at a favorable price.

     Purchasing Options. Each Fund may purchase put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest or on any currency in which Fund investments may be denominated. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease, in the market value of securities or currencies of the type in which it may invest. A Fund may enter into closing transactions with respect to such options by writing an option identical to the one it has purchased (for exchange-listed options) or by entering into an offsetting transaction with the counterparty to such option (for OTC options). A Fund may also exercise such options or allow them to expire.

     A Fund would normally purchase call options in anticipation of an increase in the market value of the underlying assets. As the holder of a call option, a Fund has the right to purchase the underlying asset at the exercise price at any time during the option period. A call buyer typically attempts to participate in potential price increases of the underlying asset with risk limited to the cost of the option, including the premium paid and transaction costs, if such asset prices fall. At the same time, the buyer can expect to suffer a loss if such asset prices do not rise sufficiently to offset the cost of the option.

     A Fund would normally purchase put options in anticipation of a decrease in the market value of the underlying assets. As the holder of a put option, a Fund has the right to sell the underlying asset at any time during the option period. A Fund may also purchase put options on a security or currency related to its investments as a defensive technique in order to protect against an anticipated decline in the value of the underlying asset. Such hedge protection is provided only during the life of the put option when a Fund, as holder of the put option, is able to sell the underlying asset at the put exercise price regardless of any decline in the underlying asset's market price. The premium paid for the put option and any transaction costs would reduce any gain otherwise available for distribution when the asset is eventually sold.

     Futures Contracts. Each Fund may purchase and sell futures contracts, including, but not limited to, interest rate, index or foreign currency futures contracts that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Funds may engage in transactions in futures contracts for "short" hedging or "long" strategies as described below.

     When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. While a Fund may make or take delivery of the underlying instrument whenever it appears economically advantageous to do so, positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss as discussed below.

     A Fund may take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. As part of its hedging strategy, a Fund may sell futures contracts on (i) securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities, (ii) currencies in which its portfolio securities are quoted or denominated or on one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies, or (iii) other financial instruments, securities indices or other indices, if, in the opinion of Heartland Advisors, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and such futures contracts. A successful short hedging position would result in any depreciation in the value of portfolio securities being substantially offset by appreciation in the value of the futures position. Conversely, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

     A Fund may also take a "long" position in the futures market by purchasing futures contracts. This strategy would be employed, for example, when interest rates are falling or securities prices are rising and a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. A Fund may also purchase futures contracts to alter the investment characteristics of or currency exposure associated with portfolio securities, as a substitute for transactions in securities or foreign currencies, or to gain or increase exposure to a particular securities market or currency.

     The purchaser of a futures contract is not required to pay for and the seller of a futures contract is not required to deliver the underlying instrument unless the contract is held until the delivery date. However, upon entering into a futures contract, and to maintain an open position in futures contracts, a Fund would be required to deposit "initial margin" in a segregated account in the name of the executing futures commission merchant when the contract is entered into. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on initial margins that may range upward from less than 5% of the value of the contract being traded. There may be certain circumstances, such as periods of high volatility, that cause an exchange to increase the level of a Fund's initial margin payment. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing to a Fund, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction assuming all contractual obligations have been satisfied.

     Each day that a Fund has an open position in a futures contract or an option on a futures contract it will pay or receive cash, called "variation margin," to or from the futures broker equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin paid or received by a Fund does not represent a borrowing or a loan, but rather represents settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. When a Fund purchases an option on a future, all that is at risk is the premium paid plus transaction costs. Alternatively, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. A Fund may be required to sell securities at a time when such sales are disadvantageous in the event the Fund has insufficient cash to meet daily variation margin requirements. In computing daily net asset value, each Fund will mark to market the current value of any open futures contracts. The Funds expect to earn interest income on their margin deposits.

     Futures contracts can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available; however, there can be no assurance that such a market will exist at any particular time or that a Fund will be able to effect such closing transactions at a favorable price. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If a Fund closes out an open futures contract by entering into an offsetting futures contract, and the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Movements in the prices of futures contracts or options on futures contracts may not correlate perfectly with movements in the prices of the underlying instruments due to certain characteristics of the futures markets. In particular, daily variation margin calls may cause certain participants in futures markets to liquidate futures or options on futures contracts positions to avoid being subject to further calls. These liquidations could distort the normal price relationship between the futures or options and the underlying instruments by increasing price volatility. Temporary price distortion may also be caused by increased participation by speculators in the futures markets as a result of initial margin deposit requirements being less onerous than in the securities markets.

     Limitations on Futures and Options on Futures Transactions. The Funds will engage in transactions in futures contracts and options thereon either for bona fide hedging purposes or to seek to increase total return, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. A Fund may hold positions in futures contracts and related options that do not qualify as bona fide hedging positions if, as a result, the sum of initial margin deposits and premiums paid to establish such positions, after taking into account unrealized profits and unrealized losses on such contracts, does not exceed 5% of the Fund's net assets; provided, however, that in the case of an option which is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     Combined Positions. Each Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one exercise price and buying a call option at a lower price, in order to reduce the risks of the written call option in the event of a substantial price increase. Because combined positions involve multiple trades, they may result in higher transaction costs and may be more difficult to open and close out.

     Risks in Options and Futures Transactions. Options and futures can be highly volatile investments and involve certain risks. A decision about whether, when and how to use options and futures involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There are significant differences between the securities markets, the currency markets and the options and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect prices of the underlying instruments the same way. Imperfect correlation may also result from different levels of demand in the options and futures markets and the markets for the underlying instruments, from structural differences in how options and futures and securities are traded or from imposition of daily price fluctuation limits or trading halts or suspensions by an exchange. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures positions will not track the performance of the Fund's other investments. For example, even the use of an option or a futures contract on a securities index may result in an imperfect correlation since the index generally will be composed of a much broader range of securities than the securities in which a Fund likely is to be invested. To the extent that a Fund's options or futures positions do not match its current or anticipated investments, there is an increased risk that the options or futures positions will not track performance of the Fund's other investments. Moreover, a Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

     Because of the low margin deposits required, futures trading involves a high degree of leverage. A relatively small price movement in futures contracts could result in an immediate and substantial gain or loss to a Fund. Therefore, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract by a Fund.

     There can be no assurance that a liquid secondary market will exist for any particular options or futures contracts at any particular time. On volatile trading days when the price fluctuation limit is reached or a trading halt or suspension is imposed, it may be impossible for a Fund to enter into new positions, close out existing positions or dispose of assets held in a segregated account. These events may also make an option or futures contract difficult to price. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

     Federal Tax Treatment of Options and Futures Contracts. The Funds may enter into certain options and futures contracts which may or may not be treated as
Section 1256 contracts or straddles under the Internal Revenue Code. Transactions which are considered Section 1256 contracts will be considered to have been closed at the end of a Fund's fiscal year and any gains or losses will be recognized for tax purposes at that time. Generally, such gains or losses and gains or losses from the normal closing or settlement of such transactions will be characterized as 60% long-term and 40% short-term regardless of the holding period of the instrument. A Fund will be required to recognize net gains or losses on such transactions when determining the Fund's distribution requirements even though it may not have closed the transaction and received cash to pay such distribution.

     An options or futures contract may be considered a position in a straddle for tax purposes, in which case a loss on any position in the straddle may be subject to deferral to the extent of unrealized gain in an offsetting position.

     In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income (that is, dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Options, futures and forward foreign exchange contracts entered into for an investment purpose are qualifying income. See "Portfolio Management Strategies - Foreign Currency Transactions" for a discussion of forward foreign exchange contracts.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. These changes generally apply to constructive sales after June 8, 1997. Furthermore, the Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     Hybrid Instruments. Each Fund may invest in hybrid instruments, a type of potentially high-risk derivative which combines the characteristics of futures contracts or options with those of debt, preferred equity, or a depository instrument. Generally, a hybrid instrument will be a debt security or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement, is determined by reference to prices, securities, currencies, intangibles, goods, articles, or commodities, or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indexes and securities indexes. Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency, or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

     Since hybrid instruments reflect a combination of the characteristics of futures or options with those of securities, hybrid instruments may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. Although the risks of a particular hybrid instrument will depend upon the terms of the instrument, such risks may include, without limitation, the possibility of significant changes in the benchmarks or underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer (although credit risk of the issuer is a consideration) of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. The benchmarks and underlying assets to which hybrid instruments are linked may also result in greater volatility and market risk, including leverage risk which may occur when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce greater change in the value of the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain. In addition, hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of the particular investor. See the section of this SAI titled "Types of Securities - Derivative Instruments - Risks in Options and Futures Transactions" above.

     Swap Agreements. Each Fund may enter into swap agreements and may purchase or sell related caps, floors and collars. It would enter into these transactions primarily to preserve a desired return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of, or the currency exchange rate applicable to, securities it anticipates purchasing at a later date. The Funds intend to use these techniques for hedging purposes and not for speculation.

     Swap agreements are generally individually negotiated agreements, primarily entered into by institutional investors, in which the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (that is, the return on, or increase in, value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency or in a "basket" of securities representing a particular index. A Fund's successful use of these instruments will depend, in part, on Heartland Advisors' ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

     Depending on its structure, a swap agreement may increase or decrease the exposure to changes in the value of an index of securities, the value of a particular security or group of securities or foreign currency values. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a Fund's investments and its net asset value. The performance of a swap agreement is determined by the change in the specific currency, market index or security, or other factors that determine the amounts of payments due to and from a Fund. A Fund's obligation under a swap agreement, which is generally equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement, will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of the segregated account consisting of cash and/or other appropriate liquid assets having a value at least as great as the commitment underlying the obligations.

     Swap agreements may include interest rate caps, which entitle the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount; interest rate floors, which entitle the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     If a swap agreement calls for payments by a Fund, it must be prepared to make such payments when due. If the counterparty's creditworthiness declines, or in the event of a default of the counterparty, the value of the swap agreement would likely decline, potentially resulting in a loss of the amount expected to receive under a swap agreement. A Fund will enter into swap agreements only with counterparties that Heartland Advisors reasonably believes are capable of performing under the swap agreements. The swap market is largely unregulated and swap agreements may be considered to be illiquid.

     Foreign Investments

     Each Fund may invest up to 25% of its assets directly in the securities of foreign issuers traded outside the United States. Each Fund may also invest without limitation in foreign securities through depository receipts, as discussed below; securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market; and foreign securities guaranteed by a United States person.

     While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities. The value of securities, and dividends and interest earned from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets may have lower trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting, auditing and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of investing overseas, including non-U.S. withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments. Such markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to settle certain transactions. Inability to sell a portfolio security due to settlement problems could result either in a loss to a Fund if the value of the portfolio security subsequently declined, or, if the Fund had entered into a contract to sell the security, could result in possible claims against the Fund.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government regulation than their U.S. counterparts. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including, but not limited to, the possibility of expropriation or nationalization of assets, confiscatory taxation, or restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that Heartland Advisors will be able to anticipate these political events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities. Equity securities of foreign companies with smaller market capitalizations may involve a higher degree of risk than investments in the general foreign equity markets and such securities may be subject to even greater price volatility and may have less market liquidity than equity securities of foreign issuers with larger market capitalizations.

     The Funds may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable where the issuer is domiciled, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depository Receipts ("ADRs") are certificates evidencing ownership of shares of a foreign-based issuer held by a U.S. bank or similar financial institution as depository. Designed for use in U.S. securities markets, ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. The limitations on the Funds' investments in foreign securities do not apply to investments in ADRs or to securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market. However, ADR holders may not have all of the legal rights of shareholders.

     A Depository Receipt may be sponsored or unsponsored. If a Fund is invested in an unsponsored Depository Receipt, the Fund is likely to bear its proportionate share of the expenses of the depository, and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Illiquid Securities

     Each Fund may invest in illiquid securities. However, no Fund may acquire illiquid securities if, as a result, more than 15% of the value of the Fund's net assets would be invested in such securities. For purposes of applying this limitation, an "illiquid security" means one that may not be sold or disposed of in the ordinary course of business within seven days at a price approximating the value at which the security is carried by a Fund.

     Under guidelines established by, and the oversight of, Heartland's Board of Directors, Heartland Advisors determines which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and municipal lease obligations, may be considered by Heartland Advisors to be liquid under guidelines adopted by Heartland's Board of Directors. The Board of Directors has determined that private placement notes issued pursuant to Section 4(2) of the Securities Act generally are readily marketable even though they are subject to certain legal restrictions on resale. These securities, as well as Rule 144A securities and municipal lease obligations, deemed to be liquid pursuant to the guidelines adopted by Heartland's Board of Directors, are not treated as being subject to the limitation on illiquid securities.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.

Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Repurchase agreements maturing in more than seven days are deemed to be illiquid.

     To the extent it invests in illiquid or restricted securities, a Fund may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted invests may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for a Fund to sell such an investment promptly and at an acceptable price. In addition, if a Fund holds a material percentage of its assets in illiquid or restricted securities, it may experience difficulty meeting its redemption obligations.

     Indexed Securities

     Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. For example, certain debt securities in which a Fund may invest may include securities whose interest rates are determined by reference to one or more specific financial indicators, such as LIBOR, resulting in a security whose interest payments tend to rise and fall together with the financial indicator. Indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified underlying instrument's value increases, resulting in a security that performs similarly to the underlying instrument, or their maturity value may decline when the underlying instrument increases, resulting in a security whose price characteristics are similar to a put on the underlying instrument.

     The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

     The market for indexed securities may be thinner and less active than the market for securities in general, which can adversely affect the prices at which indexed securities are sold. Judgment plays a greater role in valuing certain indexed securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability to value accurately indexed securities and a Fund's ability to dispose of these securities.

     Investment Companies

     Each Fund may invest in the securities of other investment companies, including unit investment trust or closed-end management companies, as permitted under the 1940 Act. At present, the 1940 Act provisions limit a Fund so that (a) no more than 10% of its total assets may be invested in securities of other investment companies, (b) it may not own securities of any one investment company having a value in excess of 5% of the Fund's total assets, and (c) it may not own more than 3% of the total outstanding voting stock of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses of the Fund.

     Loan Interests

     Each Fund may invest in loan interests, which are interests in amounts owed by a municipality or other borrower to lenders or lending syndicates. Loan interests purchased by a Fund will vary in maturity, may be subject to restrictions on resale, are not readily marketable and may be secured or unsecured. They involve the risk of loss in case of default or bankruptcy of the borrower or, if in the form of a participation interest, the insolvency of the financial intermediary. If a Fund acquires a loan interest under which the Fund derives its rights directly from the borrower, such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that a Fund and other lenders become entitled to take possession of shared collateral being held in connection with a loan interest as a result of default or insolvency, it is anticipated that such collateral would be held in the custody of an institution for their mutual benefit.

     Typically, the U.S. or foreign commercial bank, insurance company, finance company, or other financial institution that originates, negotiates and structures the loan interest (the "Agent") administers the terms of the loan agreement. As a result, a Fund will generally rely on the Agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. A Fund may also rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower, if necessary. However, a Fund may be required to perform certain tasks on its own behalf in the event the Agent does not perform certain administrative or enforcement functions.

     A Fund may incur certain costs and delays in realizing payment on a loan interest, or suffer a loss of principal and/or interest, in the event the Agent becomes insolvent or enters into receivership or bankruptcy proceedings. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     Real Estate Investment Trusts

     Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs") which may own real estate properties ("equity REITs") or may make or purchase mortgages on real estate ("mortgage REITs").

     REITs are subject to volatility from risks associated with investments in real estate and investments dependent on income from real estate, such as fluctuating demand for real estate and sensitivity to adverse economic conditions. Equity REITs may be adversely affected by rising interest rates, which may increase the costs of obtaining financing for real estate projects or cause investors to demand a high annual yield from future distributions. Mortgage REITs may experience diminished yields during periods of declining interest rates if they hold mortgages that the mortgagors elect to prepay during such periods. In addition, the failure of a REIT in which a Fund has invested to continue to qualify as a REIT for tax purposes would have an adverse impact on the value of the Fund's investment.

     Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to depend upon specialized management skills and may have limited diversification causing them to be subject to risks inherent in operating and financing a limited number of properties.

     Rights and Warrants

     Each Fund may purchase rights and warrants, which are securities giving the holder the right, but not the obligation, to purchase the underlying securities at a predetermined price during a specified period or perpetually. Rights and warrants are considered more speculative than certain other types of investments because they generally have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. In addition, the prices or rights and warrants do not necessarily move parallel to the prices of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration dates.

     When-Issued and Delayed-Delivery Securities; Forward Commitments

     Each Fund may purchase securities on a when-issued or delayed-delivery basis, and may purchase forward commitments. Payment and interest terms of these securities are set out at the time a Fund enters into the commitment to purchase, but normally the securities are not issued, and delivery and payment for such obligations normally does not take place, for a month or more after the purchase date. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. Obligations purchased on a when-issued or forward commitment basis involve a risk of loss if the value of the security purchased declines prior to the settlement date, and may increase fluctuation in a Fund's net asset value.

     On the date a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the obligation in determining its net asset value. In addition, a Fund will establish and maintain, for the term of the position, a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the position.

                         PORTFOLIO MANAGEMENT STRATEGIES

     The following information supplements the discussion of the Funds' investment objectives and policies in their respective prospectuses.

     Borrowing

     The extent to which a Fund will borrow will depend, among other things, on market conditions and interest rates. Each Fund may borrow from any bank or other person up to 5% of its total assets for temporary purposes. A borrowing is presumed to be for temporary purposes if it is repaid by the Fund within 60 days and is not extended or renewed. Each Fund may also borrow from banks up to one-third of its total assets for other purposes such as facilitating the management of its investment portfolio and making other investments or engaging in other transactions permissible under the 1940 Act which may be considered a borrowing (such as dollar rolls and reverse repurchase agreements).

     No Fund currently intends to engage in any borrowings.

     Foreign Currency Transactions

     To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Funds may engage in foreign currency transactions on a spot, or cash, basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts ("forward contracts"). Forward contracts are contractual obligations to purchase or sell a specific currency at a future date (or within a specified time period) at a price set at the time of the contract. These contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

     The Funds may use these instruments for hedging or any other lawful purpose consistent with their respective investment objectives.

     When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

     In addition, when Heartland Advisors believes that the currency of a particular foreign country may suffer a substantial decline against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency it holds.

     The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, Heartland Advisors believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

     Successful use of forward currency contracts will depend on Heartland Advisors' skill in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as Heartland Advisors anticipates. For example, if a currency's value rose at a time when Heartland Advisors had hedged a Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency's appreciation. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, a Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by a Fund. There is no assurance that Heartland Advisors' use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

     Forward foreign exchange contracts may or may not be treated as Section 1256 contracts or straddles under the Internal Revenue Code. See "Types of Securities - Derivative Instruments - Federal Tax Treatment of Options and Futures Contracts."

     Influence or Control over Portfolio Companies

     As a shareholder of a portfolio company, each Fund reserves the right to freely communicate its views on matters of policy to the company's management, board of directors and other shareholders when a policy may affect the value of the Fund's investment. In exercising this right, each of the Funds may, from time to time, use its ownership interest in a portfolio company to seek to influence or control the company's management. For example, a Fund might take steps, either individually or as part of a group, (a) to actively support, oppose or influence a company's decision-making, (b) to seek changes in a company's management or board of directors, (c) to effect the sale of all or some of a company's assets or (d) to vote to participate in or oppose a takeover of a portfolio company or an acquisition by a portfolio company. A Fund would engage in such activities in an effort to protect and maximize the value of its investment on behalf of the Fund's shareholders. The extent to which a Fund might invest for purposes of obtaining control or influencing management would depend, among other things, on facts and circumstances specific to the issuer as well as general market conditions.

     It is expected that a Fund would make investments for control on a selective basis only when Heartland Advisors believes it would be in the best interests of the Fund and its shareholders.

     Lending Portfolio Securities

     Each Fund may lend its portfolio securities to institutional investors or broker-dealers up to a maximum of one-third of its total assets, where such loans are callable at any time and are continuously secured by collateral consisting of cash or liquid assets at least equal to the value of the security lent. The collateral received by a Fund will be invested in short-term debt instruments. A Fund receives amounts equal to earned income for having made the loans. A Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan period inures to the Fund. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities, a Fund takes into account the creditworthiness of the borrower since the Fund could experience costs and delays in recovering loaned securities or exercising its rights to the collateral in the event of bankruptcy of the borrower. A Fund may pay a fee to placing brokers in connection with loans of its portfolio securities.

     Repurchase Agreements

     Each Fund may enter into repurchase agreements with certain banks or nonbank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements which mature in more than seven days will be treated as illiquid securities under the guidelines adopted by Heartland's Board of Directors and will be subject to each Fund's limitation on investments in illiquid securities. See "Types of Securities - Illiquid Securities" above.

     Heartland Advisors will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value equals or exceeds the repurchase price plus accrued interest. Since the underlying securities are not owned by a Fund but only constitute collateral for the seller's obligation to repay the purchase price, repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of and costs in connection with the disposal of the underlying securities. Although no definitive creditworthiness criteria are used, Heartland Advisors reviews the creditworthiness of the banks and nonbank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

     Reverse Repurchase Agreements and Dollar Rolls

     Each Fund may enter into reverse repurchase agreements with banks and broker-dealers, under which the Fund sells a portfolio security to such party in return for cash and agrees to repurchase the instrument at a particular price and time. A Fund generally retains the right to interest and principal payments on the security. While a reverse repurchase agreement is outstanding, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation under the agreement.

     Each Fund may also enter into dollar rolls, in which the Fund would sell securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time of entering into a dollar roll, a Fund will establish and maintain a segregated account consisting of cash or other liquid assets, either of which may be quoted or denominated in any currency, having a value at least equal to the Fund's obligation to buy the securities.

     To the extent the value of the security that a Fund agrees to purchase pursuant to a reverse repurchase agreement or a dollar roll declines, the Fund may experience a loss. Reverse repurchase transactions and dollar rolls may increase fluctuations in the market value of a Fund's assets and may be viewed as a form of leverage. In determining whether to enter into a reverse repurchase agreement or dollar roll, a Fund will take into account the creditworthiness of the counterparty.

     Short Sales

     Each Fund may engage in short sales of securities under certain circumstances. Selling securities "short against the box" involves selling a security that a Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. A Fund may also engage in short sales of securities of an issuer ("acquirer") that has publicly announced a proposed or a pending transaction in which a portfolio security of the Fund will be converted into securities of the acquirer. A Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquirer securities. If the value of an acquirer's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and may also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

     Standby Commitments

     To facilitate portfolio liquidity, the Funds may obtain standby commitments from brokers, dealers or banks with respect to debt securities in their portfolios. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price, generally equal to the amortized cost of the underlying security plus accrued interest, on certain dates or within a specified period. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing its yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, Heartland Advisors evaluates those risks by reviewing the creditworthiness of the brokers, dealers and banks from which a Fund obtains standby commitments to evaluate those risks.

                             INVESTMENT RESTRICTIONS

     Each Fund has adopted the following investment restrictions. Unless otherwise expressly provided herein, any restriction that is expressed as a percentage is adhered to at the time of investment or other transaction; a later change in percentage resulting from changes in the value of a Fund's assets will not be considered a violation of the restriction. Calculations based on total assets do not include cash collateral held in connection with portfolio lending activities.

     Restrictions that are designated as fundamental policies cannot be changed without the majority approval of shareholders as defined in the 1940 Act. Non-fundamental restrictions may be changed by the Heartland Board of Directors without shareholder approval.

     Under the 1940 Act, "majority approval of shareholders" means approval by the lesser of (1) the holders of 67% or more of a Fund's shares represented at a meeting of shareholders at which the holders of at least 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

     Fundamental Restrictions Common to the Funds

     As a matter of fundamental policy, which may not be changed without shareholder approval, no Fund may:

     1. Concentration. Invest more than 25% of total assets in securities of non-governmental issuers whose principal business activities are in the same industry; provided, however, that there shall be no limitation on the purchase of securities issued or guaranteed by national governments/1/, their agencies or instrumentalities.

     2. Real Estate. Purchase or sell real estate, except the Fund may (i) acquire real estate as a result of ownership of securities or other instruments,
(ii) invest in securities or other instruments backed by real estate, and (iii) invest in securities of companies that are engaged in the real estate business and those that invest in real estate, including, but not limited to, real estate investment trusts.

     3. Borrowing. Borrow money or property, except the Fund may (i) make investments or engage in other transactions permissible under the 1940 Act which may involve borrowing, provided that the combination of such activities shall not exceed 33 1/3% of total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), and (ii) borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary purposes. Any borrowing which comes to exceed these limits shall be reduced in accordance with applicable law.

     4. Loans. Make loans, except the Fund may (i) acquire publicly distributed or privately placed debt securities and purchase debt, (ii) purchase money market instruments and enter into repurchase agreements, and (iii) lend portfolio securities. `No Fund may lend portfolio securities if, as a result thereof, the aggregate of all such loans would exceed 33 1/3% of total assets taken at market value at the time of such loan.

     5. Underwriting. Underwrite the securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

     6. Senior Securities. Issue senior securities, except to the extent permitted under the 1940 Act.

     7. Commodity Interests. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except the Fund may purchase or sell futures contracts, options on futures contracts and other derivative instruments, and it may invest in securities or other instruments backed by physical commodities or in the securities of companies engaged in commodities businesses.

     Other Fundamental Restrictions

     In addition to the fundamental restrictions common to all the Funds, the Funds have fundamental policies on diversification, pledging of assets, short sales and affiliate transactions, as described below.

______________________
(1) For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of mutual fund policies concerning concentration, they shall not be included within the types of governmental issuers excluded from the Funds' concentration policies.

     Diversification. The Select Value Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (b) may not, with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Plus Fund (a) may not, with respect to 75% of its total assets, invest more than 5% of the fair market value of its assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (b) may not invest more than 10% of the fair market value of its total assets in securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Value Plus Fund also may not purchase more than 10% of the outstanding voting securities of an issuer.

     The Value Fund may not invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government agency securities and securities backed by the U.S. Government, its agencies or instrumentalities, which may be purchased without limitation. For the purposes of this limitation, the Fund will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer. The Value Fund may not purchase more than 10% of the outstanding voting securities of an issuer.

     Pledging of Assets. The Select Value Fund may not mortgage, hypothecate or pledge any of its assets as security for any of its obligations, except as required for otherwise permissible borrowings (including reverse repurchase agreements), short sales, futures, options and other hedging activities. The Select Value Fund also will not pledge more than 15% of its net assets to secure its permitted borrowings.

     Each of the Value Plus and Value Funds may not pledge more than 15% of its net assets to secure its permitted borrowings.

     Short Sales. The Value Fund may sell securities short when it either: (a) holds a long position in the same security which equals or exceeds the number of shares sold short, or (b) holds a long position in a security with respect to which there has been a public announcement of a proposed transaction that would result in the conversion of the securities so held into an equal or greater number of shares of the securities sold short; provided that the Fund may not effect any such short sale of securities if, as a result thereof, the aggregate value of all of its open short positions would exceed 5% of the Fund's total assets, or if more than 10% of its net assets would be held as collateral for such short positions.

     The other Funds do not have a fundamental restriction governing short sales.

     Non-Fundamental Restrictions

     Each Fund's investment objective (set forth in its Prospectus) and the following non-fundamental restrictions are subject to change by Heartland's Board of Directors without shareholder approval.

     No Fund may:

     1. Investment Companies. Purchase securities of other open-end or closed-end investment companies, except as permitted by the 1940 Act. Subject to approval by the Heartland Board of Directors, the Fund may invest all (or substantially all) of its assets in the securities of a single open-end investment company (or series thereof) with the same investment objective and substantially the same investment policies and restrictions as the Fund in connection with a "master/feeder" arrangement. The Fund and one or more other mutual funds or other eligible investors with identical investment objectives ("Feeders") would invest all (or a portion) of their respective assets in the shares of another investment company (the "Master") that had the same investment objective and substantially the same investment policies and restrictions as the Feeders. The Fund would invest in this manner in an effort to achieve economies of scale associated with having the Master make investments in portfolio companies on behalf of the Feeders.

     2. Illiquid Securities. Purchase a security if, as a result, more than 15% of net assets would be invested in illiquid securities.

     3. Margin Purchases. Purchase securities on margin, except that the Fund may (i) obtain short-term credit necessary for the clearance and settlement of purchases and sales of portfolio securities, and (ii) make margin deposits as required in connection with permissible options, futures, options on futures, short selling and other arbitrage activities.

     4. Short Sales. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures, options on futures, or other derivative instruments are not deemed to constitute selling securities short.

     5. Concentration. For purposes of a Fund's fundamental restriction on concentration, industries shall be determined by reference to the classifications specified in the Fund's annual and semiannual reports. For so long as it is the position of the staff of the SEC that foreign governments are industries for purposes of such restriction, investments in foreign governments shall be so limited.

     6. Futures Contracts. Purchase a futures contract or an option on a futures contract if, with respect to positions in futures and futures options which do not represent bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions, less the amount by which such positions are in the money within the meaning of the Commodity Exchange Act, would exceed 5% of the Fund's net assets.

     7. Real Estate Investment Trusts. Invest more than 10% of its total assets in real estate investment trusts.

                               PORTFOLIO TURNOVER

     Portfolio turnover for each Fund is the ratio of the lesser of annual purchases or sales of portfolio securities by the Fund to the average monthly value of portfolio securities owned by the Fund, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of a Fund's portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned by the Fund during the year. For the fiscal years ended December 31, 2000 and 2001, the portfolio turnover rates for the Funds were as follows:

                                                 2000        2001
                                                 ----        ----
          Select Value Fund                      120%        108%

                                             2000        2001
                                             ----        ----
          Value Plus Fund                    121%         80%
          Value Fund                          48%         56%

                                   MANAGEMENT

     Under applicable law, the Board of Directors is responsible for management of Heartland and provides broad supervision over its affairs. Pursuant to Heartland's Bylaws, the Board delegates day-to-day management of the Funds to the officers of Heartland. The Board meets regularly to review the Funds' investments, performance and expenses. The Board elects the officers of Heartland, and hires the Funds' service providers, including the Funds' investment advisor, Heartland Advisors, Inc., and distributor of the Funds' shares, Heartland Investor Services, LLC. The Board annually reviews and considers approval of the continuation the investment advisory agreement with Heartland Advisors and each Fund's distribution plan, and annually approves the selection of independent public accountants for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of Heartland's business. The policy of Heartland is that the majority of Board members are independent of Heartland Advisors and Heartland Investor Services. The following table presents information about each Director and officer of Heartland:

                                                Term of                                Number of
                                                Office                                 Heartland
                                                 and                Principal           Funds              Other
                                Position(s)     Length             Occupation(s)       Overseen        Directorships/(2)/
                                 Held with      of Time            During Past            by              Held by
Name, Address and Age            Heartland      Served/(1)/         Five Years         Director           Director
---------------------            ---------      ------              ----------         --------           --------
Interested Directors and Officers:

William J. Nasgovitz/(3)/       President and   Since          President, Chief            3                None
789 North Water Street          Director        12/84          Executive Officer and
Milwaukee, WI 53202                                            Director, Heartland
Birthdate: 10/8/44                                             Advisors, Inc., since
                                                               1982.

Hugh F. Denison/(4)/            Director        Since          Educator; Shareholder       3                None
789 North Water Street                          5/89           Ombudsman, Heartland
Milwaukee, WI 53202                                            Advisors, Inc., since
Birthdate: 4/14/46                                             January 1997; Vice
                                                               President, Director
                                                               of Research and
                                                               Director, Heartland
                                                               Advisors, 1988 to
                                                               1996.

                                                Term of                                Number of
                                                Office                                 Heartland
                                                 and                Principal           Funds              Other
                                Position(s)     Length             Occupation(s)       Overseen        Directorships/(2)/
                                 Held with      of Time            During Past            by              Held by
Name, Address and Age            Heartland      Served/(1)/         Five Years         Director           Director
---------------------            ---------      ------              ----------         --------           --------
Jilaine Hummel Bauer            Vice President  Since          Senior Vice President       N/A              N/A
789 North Water Street          and Secretary   1/98           and General Counsel,
Milwaukee, WI 53202                                            Heartland Advisors,
Birthdate: 8/16/55                                             Inc., since January
                                                               1998; Secretary,
                                                               Heartland Advisors,
                                                               Inc., since August
                                                               1999; Senior Vice
                                                               President and General
                                                               Counsel, Stein Roe &
                                                               Farnham Incorporated,
                                                               1992 to 1998.

Paul T. Beste                   Vice President  Since          Chief Operating             N/A              N/A
789 North Water Street                          9/97           Officer, Heartland
Milwaukee, WI 53202                                            Advisors, Inc. since
Birthdate: 1/23/56                                             December 1999 and
                                                               Director, Heartland
                                                               Advisors, Inc., since
                                                               June 2000; Senior
                                                               Vice President -
                                                               Investment
                                                               Operations, Heartland
                                                               Advisors, Inc.,
                                                               September 1998 to
                                                               December 1999;
                                                               Investment Operations
                                                               Officer, Heartland
                                                               Advisors, 1997 to
                                                               1998; Director of
                                                               Taxes/ Compliance,
                                                               Strong Capital
                                                               Management, Inc.,
                                                               1992 to 1997.

                                                Term of                                Number of
                                                Office                                 Heartland
                                                 and                Principal           Funds              Other
                                Position(s)     Length             Occupation(s)       Overseen        Directorships/(2)/
                                 Held with      of Time            During Past            by              Held by
Name, Address and Age            Heartland      Served/(1)/         Five Years         Director           Director
---------------------            ---------      ------              ----------         --------           --------
Nicole J. Best                  Treasurer and   Since          Senior Vice President       N/A              N/A
789 North Water Street          Principal       6/00           and Treasurer,
Milwaukee, WI 53202             Accounting                     Heartland Advisors,
Birthdate: 9/2/73               Officer                        Inc. since March
                                                               2001; employed by
                                                               Heartland Advisors,
                                                               Inc. in other
                                                               capacities since
                                                               March 1998; employed
                                                               by Arthur Andersen
                                                               LLP, 1995 to 1998.

Independent Directors:

Jon D. Hammes                   Director        From 12/85     President, The Hammes       3                None
Suite 250                                       to 2/88;       Company (a commercial
18000 West Sarah Lane                           since 5/93     real estate
Brookfield, WI 53045                                           development company)
Birthdate: 2/17/48                                             since 1991.

A. Gary Shilling                Director        Since          President, A. Gary          3                None
500 Morris Avenue                               4/95           Shilling & Company,
Springfield, NJ 07081                                          Inc. (economic
Birthdate: 5/25/37                                             consultants and
                                                               investment advisors),
                                                               since 1978.

Allan H. Stefl                  Director        Since          Senior Vice                 3                None
800 North Brand Blvd.                           10/98          President, Nestle
Glendale, CA 91203                                             USA, since 1993.
Birthdate: 8/24/43

Linda F. Stephenson             Director        Since          President and Chief         3                None
735 W. Wisconsin Ave.                           5/94           Executive Officer,
Suite 1200                                                     Zigman Joseph
Milwaukee, WI 53233                                            Stephenson (a public
Birthdate: 1/30/41                                             relations and
                                                               marketing
                                                               communications firm),
                                                               since 1989.

-------------------

(1) Officers of Heartland serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of Heartland serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

(2) Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

(3) Mr. Nasgovitz is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position as its President and as President of Heartland Advisors, Inc.

(4) Mr. Denison is considered to be an "interested person" (as defined in the 1940 Act) of Heartland Group, Inc. because of his position with Heartland Advisors, Inc.

     The standing committees of Heartland's Board of Directors include an audit committee and a nominating committee. Both committees consist of all the independent directors, namely Jon D. Hammes, A. Gary Shilling, Allan H. Stefl and Linda F. Stephenson. Mr. Shilling serves as chairman of the audit committee and Ms. Stephenson serves as chairperson of the nominating committee.

     The audit committee annually recommends the selection of independent public accountants for the Funds to the Board and oversees the preparation of each Fund's financial statements. In this capacity, the audit committee meets at least annually with the independent public accountants to discuss any issues surrounding the preparation and audit of the Funds' financial statements. The audit committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The audit committee had four meetings during the fiscal year ended December 31, 2001.

     The nominating committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The nominating committee does not accept recommendations for nominations by shareholders of the Funds. The nominating committee had no meetings during the fiscal year ended December 31, 2001.

     Director Ownership of Fund Shares

     The table below sets forth the dollar range of shares of the Funds owned by the directors of Heartland as of December 31, 2001 (or, for the shares of the Taxable Short Duration Municipal, Short Duration High-Yield Municipal and High-Yield Municipal Bond Funds, as of March 20, 2001).

                                                                                             Aggregate Dollar Range of
                                                                                              Equity Securities in All
                                                Dollar Range of                              Heartland Funds Investment
Name of Director                   Equity Securities in each Heartland Fund                     Overseen by Director
----------------                   ----------------------------------------                     --------------------
William J. Nasgovitz             Over $100,000 (Select Value)                                      Over $100,000
                                 Over $100,000 (Value Plus)
                                 Over $100,000 (Value)
                                 Over $100,000 (Taxable Short Duration Municipal)
                                 $1 - $10,000 (Short Duration High-Yield
                                 Municipal)
                                 $1 - $10,000 (High-Yield Municipal Bond)

Hugh F. Denison                  None (Select Value)                                               Over $100,000
                                 Over $100,000 (Value Plus)
                                 Over $100,000 (Value)
                                 None (Taxable Short Duration Municipal)
                                 None (Short Duration High-Yield Municipal)
                                 Over $100,000 (High-Yield Municipal Bond)

Jon D. Hammes                    Over $100,000 (Select Value)                                      Over $100,000
                                 None (Value Plus)
                                 Over $100,000 (Value)
                                 None (Taxable Short Duration Municipal)
                                 None (Short Duration High-Yield Municipal)
                                 $10,001-$50,000 (High-Yield Municipal Bond)

A. Gary Shilling                 None (Select Value)                                              $50,001-$100,000
                                 None (Value Plus)
                                 $50,001-$100,000 (Value)
                                 None (Taxable Short Duration Municipal)
                                 $10,001-$50,000 (Short Duration
                                 High-Yield Municipal)
                                 None (High-Yield Municipal Bond)

Allan H. Stefl                   None (Select Value)                                               Over $100,000
                                 None (Value Plus)
                                 Over $100,000 (Value)
                                 None (Taxable Short Duration Municipal)
                                 None (Short Duration High-Yield Municipal)
                                 None (High-Yield Municipal Bond)

                                                                                Aggregate Dollar Range of
                                                                                 Equity Securities in All
                                           Dollar Range of                      Heartland Funds Investment
Name of Director              Equity Securities in each Heartland Fund             Overseen by Director
----------------              ----------------------------------------             --------------------
Linda F. Stephenson         None (Select Value)                                     $10,001 - $50,000
                            None (Value Plus)
                            $10,001-$50,000 (Value)
                            None (Taxable Short Duration Municipal)
                            None (Short Duration High-Yield Municipal)
                            $1 - $10,000 (High-Yield Municipal Bond)

     No director who is not an interested person of Heartland, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by, or under common control with Heartland Advisors or Heartland Investor Services.

     Director Compensation

     Heartland pays the compensation of the Directors who are not officers, directors or employees of Heartland Advisors. The following compensation was paid to the Directors who are not interested persons of Heartland Advisors for their services during the fiscal year ended December 31, 2001:

                                                                                          Total
                                     Aggregate                   Pension or           Compensation
                                 Compensation from               Retirement          from Heartland
Director                       Each Heartland Fund/(1)/           Benefits        Fund Complex/(1)//(2)/
--------                       -------------------                --------        ------------
Jon D. Hammes       $5,522.09 (Select Value)                        None             $44,000
                    $6,008.57 (Value Plus)
                    $19,499.75 (Value)
                    $6,764.83 (Wisconsin Tax Free)
                    $1,879.25 (Taxable Short Duration
                    Municipal)
                    $2,215.36 (Short Duration High-Yield
                    Municipal)
                    $2,110.15 (High-Yield Municipal Bond)

                                                                                          Total
                                     Aggregate                   Pension or           Compensation
                                 Compensation from               Retirement          from Heartland
Director                       Each Heartland Fund/(1)/           Benefits        Fund Complex/(1)//(2)/
--------                       -------------------                --------        ------------
A. Gary Shilling        $5,706.11 (Select Value)                    None             $46,000
                        $6,214.07 (Value Plus)
                        $20,325.44 (Value)
                        $7,009.69 (Wisconsin Tax Free)
                        $2,054.88 (Taxable Short Duration
                        Municipal)
                        $2,396.82 (Short Duration High-Yield
                        Municipal)
                        $2,293.09 (High-Yield Municipal Bond)

Linda F. Stephenson     $5,705.99 (Select Value)                    None             $46,000
                        $6,214.09 (Value Plus)
                        $20,325.94 (Value)
                        $7,009.69 (Wisconsin Tax Free)
                        $2,054.89 (Taxable Short Duration
                        Municipal)
                        $2,396.81 (Short Duration High-Yield
                        Municipal)
                        $2,293.09 (High-Yield Municipal Bond)

Allan H. Stefl          $5,706.01 (Select Value)                    None             $46,000
                        $6,214.07 (Value Plus)
                        $20,325.44 (Value)
                        $7,009.69 (Wisconsin Tax Free)
                        $2,054.89 (Taxable Short Duration
                        Municipal)
                        $2,396.81 (Short Duration High-Yield
                        Municipal)
                        $2,293.09 (High-Yield Municipal Bond)

------------------------

(1) Heartland has a deferred compensation program for its Directors under which they may elect to defer all or a portion of their compensation and invest the deferral in "phantom" shares of any Heartland Fund. The table above includes all deferred compensation of Directors. The total amount of deferred compensation payable to or accrued for the Directors is as follows: $110,349 for Jon D. Hammes; and $92,237 for A. Gary Shilling.

(2) For the year ended December 31, 2001, the Fund Complex consisted of seven series of Heartland Group, Inc., including the three Funds described in this Statement of Additional Information.

     Material Transactions with Independent Directors

     Heartland Advisors leases space for its principal business offices at 789 North Water Street, Milwaukee, Wisconsin, from the building owner, Water Street Investments, LLC, at a monthly base rent of $64,000. The owners of Water Street Investment, LLC are Jon D. Hammes (a Heartland director) who owns 25%, Robert Dunn (a business associate of Hammes & Co.) who owns 25%, William G. Nasgovitz (a Heartland director and President of Heartland Advisors) who owns 42.5%, and Kevin Clark (an officer of Heartland Advisors) who owns 7.5%.

     Other than as disclosed above, no director who is not an interested person of Heartland, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in Heartland Advisors, Heartland Investor Services or any person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, which exceeds $60,000. In addition, no director who is not an interested person of Heartland, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was Heartland; an officer of Heartland; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having Heartland Advisors as its investment adviser or Heartland Investor Services as its principal underwriter or having an investment advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with Heartland Advisors or Heartland Investor Services; Heartland Advisors or Heartland Investor Services; an officer of Heartland Advisors or Heartland Investment Services; or a person directly or indirectly controlling, controlled by or under common control with Heartland Advisors or Heartland Investor Services, or an officer of any such "control" person. No director who is not an interested person of Heartland, or immediate family member, of such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

     Code of Ethics

     Heartland, Heartland Advisors and Heartland Investor Services, LLC each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. The codes of ethics permit officers, directors and employees of their respective companies to invest in securities, including securities that may be held by the Funds, subject to certain restrictions imposed by the codes to avoid actual or potential conflicts of interest.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 31, 2001, no person controlled any of the Funds and the directors and officers of Heartland Group, Inc. as a group owned less than 1% of the outstanding shares of the Value Fund and Short Duration High-Yield Municipal Fund, and owned 4.5% of the Select Value Fund, 3.1% of the Value Plus Fund, 9.4% of the Taxable Short Duration Municipal Fund and 11.2% of the High-Yield Municipal Bond Fund. As of such date, no person was known to management to own, beneficially or of record, 5% or more of the outstanding shares of any of the Funds except as follows:

 Record or Beneficial Holder            Fund                                         No. of Shares (%)
 ---------------------------            ----                                         -----------------
 Charles Schwab & Co., Inc.             Select Value                                608,190      (35.58%)
 ATTN: Mutual Funds                     Value Plus                                1,031,562      (27.70%)
 101 Montgomery Street                  Value                                     5,774,451      (19.65%)
 San Francisco, CA  94104-4122          Taxable Short Duration High-Yield           176,547      (25.99%)
                                        Municipal
                                        Short Duration High-Yield Municipal         652,497      (21.48%)
                                        High-Yield Municipal Bond
                                                                                  2,000,006      (41.38%)
 National Financial Services Corp.      Select Value                                413,289      (24.18%)
 The Exclusive Benefit                  Value Plus                                  459,224      (12.33%)
 of Our Customers                       Value                                     3,798,851      (12.92%)
 200 Liberty Street                     Taxable Short Duration High-Yield            55,860       (8.22%)
 New York, NY  10281-1003               Municipal
                                        Short Duration High-Yield Municipal         401,210      (13.21%)
                                        High-Yield Municipal Bond
                                                                                    306,784       (6.35%)
 Ted Douglas Kellner                    High-Yield Municipal Bond                   243,285       (5.03%)
 5112 W. Highland Road
 Mequon, WI  53092

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Heartland Advisors provides investment management and administrative services to the Funds pursuant to identical Investment Advisory Agreements with respect to all of the Funds. All of these agreements are collectively referred to as the "Management Agreements." William J. Nasgovitz, a Director and the President of Heartland, controls Heartland Advisors by virtue of his indirect ownership of a majority of its outstanding capital stock and serves as its President and a Director. Heartland Advisors, founded in 1982, serves as the investment advisor for the Funds, and also provides investment management services for individuals, institutions and retirement plans. As of December 31, 2001 Heartland Advisors had approximately $1.6 billion in assets under management. Mr. Nasgovitz intends to retain control of Heartland Advisors through the continued ownership of a majority of the outstanding voting stock of Heartland Holdings, Inc. which owns all of the stock of Heartland Advisors.

     Under the Management Agreements, each of the Select Value and Value Funds pays Heartland Advisors an annual management fee at the rate of 0.75% of the respective Fund's average daily net assets; and the Value Plus Fund pays Heartland Advisors an annual management fee at the rate of 0.70% of the Fund's average daily net assets. The fees are paid in monthly installments. Annual continuation of the Management Agreements was approved in April 2002 by the Board of Directors based, in part, on the scope and quality of the services provided by Heartland Advisors, particularly given the experience and credentials of its advisory personnel and its expertise in the "value" style of investing; the management fees and overall expenses of the Funds generally and in relation to those charged of other comparable mutual funds; and the performance of the Funds in general and in comparison to other mutual funds with similar investment objectives and to their benchmark indices over comparable time periods.

     The Management Agreements may enable Heartland Advisors to receive investment research products and services from certain broker-dealers as a result of its authority to allocate securities transactions for the Funds to those firms.

     The following table sets forth the management fees paid by each Fund to Heartland Advisors for the last three fiscal years:

                                          1999            2000           2001
                                          ----            ----           ----
   Select Value Fund/(1)/              $   44,253      $        0     $   48,208
   Value Plus Fund                     $  940,772      $  475,350     $  331,261
   Value Fund                          $9,210,325      $7,744,969     $7,094,926

-----------------------------

(1) The amount of management fees shown for the Select Value Fund is net of fees waived by Heartland Advisors. The management fees attributable to the Select Value Fund that were waived by Heartland Advisors were $12,773 in 1999, $52,885 in 2000 and $71,871 in 2001.

     Under the Management Agreements, Heartland Advisors manages the investment operations of the Funds and provides administrative services. Subject to the supervision and control of the Board of Directors, Heartland Advisors is authorized to formulate and maintain a continuing investment program with respect to the Funds and to determine the selection, amount, and time to buy, sell or lend securities or other investments for the Funds, including the selection of entities with or through which such purchases, sales or loans are to be effected. In addition, Heartland Advisors supervises the business and affairs of the Funds and provides such services and facilities as may be required for effective administration of the Funds. Heartland Advisors will permit any of its officers or employees to serve without compensation from the Funds as directors or officers of Heartland if elected to such positions.

     Heartland Advisors at its own expense furnishes all executive and other personnel to the Funds, paying all salaries and fees of the officers and directors of Heartland who are employed by Heartland Advisors or its affiliates. In addition, Heartland Advisors provides office space and other facilities required to render the services set forth above. Heartland Advisors is not required to pay or provide any credit for services provided by Heartland's custodian, transfer agent or other agents without additional costs to Heartland. Moreover, if Heartland Advisors pays or assumes any expenses of Heartland or a Fund which it is not required to pay or assume under the Management Agreements, Heartland Advisors will not be obligated to pay or assume the same or similar expense in the future.

     The Funds bear all their other expenses including all charges of depositories, custodians and other agencies for the safekeeping and servicing of their cash, securities and other property; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption and other agents for the benefit of the Funds; all charges for equipment or services used for obtaining price quotations or for communication with the Funds' custodian, transfer agent or any other agent selected by Heartland; all charges for accounting services provided to the Funds by Heartland Advisors or any other provider of such services; all charges for services of Heartland's independent auditors and legal counsel; all compensation of directors and officers (other than those employed by or who serve as directors of Heartland Advisors or its affiliates), all expenses of Heartland's officers and directors incurred in connection with their services to the Funds, and all expenses of meetings of the directors or committees thereof; all expenses incidental to holding meetings of shareholders, including expenses of printing and supplying to each record-date shareholder notice and proxy solicitation materials, and all other proxy solicitation expenses; all expenses of printing of annual or more frequent revisions of the Funds' prospectuses, statements of additional information and shareholder reports, and of supplying to each then existing shareholder copies of such materials as required by applicable law; all expenses of bond and insurance coverage required by law or deemed advisable by the Heartland Board of Directors; all brokers' commissions and other normal charges incident to the purchase, sale or lending of portfolio securities; all taxes and governmental fees payable to federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes; all expenses of registering and maintaining the registration of Heartland under the 1940 Act and, to the extent no exemption is available, expenses of registering shares under the Securities Act of 1933, of qualifying and maintaining qualification of Heartland and of shares of the Funds for sale under the securities laws of various states or other jurisdictions, and of registration and qualification of Heartland under all other laws applicable to Heartland or its business activities; all interest on indebtedness and commitment fees for lines of credit, if any, incurred by Heartland or the Funds; and all fees, dues and other expenses incurred by Heartland in connection with membership in any trade association or other investment company organization. Any expenses that are attributable solely to the organization, operation or business of a particular Fund shall be paid solely out of that Fund's assets. Any expenses incurred by Heartland that are not solely attributable to a particular Fund are apportioned in such a manner as Heartland Advisors determines is fair and appropriate, or as otherwise specified by the Board of Directors.

     The Management Agreements provide that neither Heartland Advisors, nor any of its directors, officers, shareholders, agents or employees shall have any liability to Heartland or any shareholder of Heartland for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Heartland Advisors of its duties under the agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Heartland Advisors' part or from reckless disregard by Heartland Advisors of its obligations and duties under the agreement.

     Transfer and Dividend Disbursing Agent

     BISYS Fund Services Ohio, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer and dividend disbursing agent for the Funds.

     Bookkeeping and Accounting Agreement

     For certain bookkeeping and accounting services it provides to the Funds, BISYS receives an annual fee based on total assets of all Funds prorated among them in an amount equal to 0.035% on the first $2 billion of average daily net assets; 0.025% on the next $2 billion of average daily net assets and 0.015% of average daily net assets in excess of $3 billion.

     Custodian

     U.S. Bank Institutional Trust & Custody, 425 Walnut Street, 6th Floor, Cincinnati, Ohio 45202, serves as custodian for the Funds. The Custodian is responsible for, among other things, holding all securities and cash, handling the receipt and delivery of securities, and receiving and collecting income from investments. Subcustodians may provide custodial services for certain assets of the Funds held domestically and outside the U.S.

     Independent Public Accountants

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as independent public accountants for the Funds. In this capacity, the accountants audit the annual financial statements of the Funds and report thereon, prepare and/or review certain regulatory reports and the federal income tax returns, and perform other professional auditing, tax and accounting services when engaged by Heartland to do so.

                             DISTRIBUTION OF SHARES

     Heartland Investor Services, LLC (the "Distributor"), 3435 Stelzer Road, Columbus, Ohio 43219, acts as principal underwriter and distributor of the shares of the Funds. Until December 31, 2001, Heartland Advisors served as principal underwriter and distributor of the shares of the Funds. Heartland Investor Services, LLC is an indirect wholly-owned subsidiary of The BISYS Group, Inc. Heartland Investor Services, LLC is an affiliate of the Funds' transfer agent, BISYS Fund Services Ohio, Inc.

     Under the Distribution Agreement approved by the Board of Directors of Heartland (including a majority of those directors who are not interested persons of Heartland or of the Distributor), the Distributor has agreed to use appropriate efforts to solicit orders for the sales of shares of the Funds and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Distributor engages in activities which it in good faith deems reasonable, which are primarily intended to result in the sale of shares of the Funds, including without limitation advertising, compensation of securities dealers, sales personnel and others for distribution and related services, the printing and mailing of prospectuses to persons other than current shareholders, and the printing and mailing of sales literature.

     The Distribution Agreement for each Fund will continue until January 1, 2004. Thereafter, the Distribution Agreement will continue for each Fund automatically for successive one-year terms, provided that such continuance is approved at least annually (i) by the vote of the members of Heartland's Board of Directors who are not interested persons of the Fund or the Distributor, cast in person at a meeting for the purpose of voting on such approval, and (ii) by the vote of either a majority of Heartland's Board or a majority of the outstanding voting securities of the Fund. Notwithstanding the above, the Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice by either party and will automatically terminate in the event of its assignment.

     Rule 12b-1 Plan

     Each Fund has adopted a distribution plan (the "Rule 12b-1 Plan") which, among other things, requires it to pay the Distributor a monthly amount of up to 0.25% of its average daily net assets computed on an annual basis.

     The amount reimburses the Distributor for distributing and servicing each Fund's shares. Covered distribution expenses include, but are not limited to, the printing of prospectuses and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, expenses associated with electronic marketing and sales media and communications, and other sales or promotional expenses, including compensation paid to any securities dealer (including the Distributor), financial institution or other person who renders assistance in distributing or promoting the sale of Fund shares, who has incurred any of the aforementioned expenses on behalf of the Fund pursuant to either a Dealer Agreement or other authorized arrangement. Covered servicing expenses include, but are not limited to, costs associated with relationship management, retirement plan enrollment meetings, investment and educational meetings, conferences and seminars, and the cost of collateral materials for such events. Each Fund is obligated to pay fees under the Rule 12b-1 Plan only to the extent of expenses actually incurred by the Distributor for the current year, and thus there will be no carry-over expenses from previous years. No fee paid by a Fund under the Rule 12b-1 Plan may be used to reimburse the Distributor for expenses incurred in connection with another Fund.

     Under the Rule 12b-1 Plan, the Distributor provides the Directors for their review promptly after the end of each quarter a written report on disbursements under the Rule 12b-1 Plan and the purposes for which such payments were made, plus a summary of the expenses incurred by the Distributor under the Rule 12b-1 Plan. In approving the Rule 12b-1 Plan in accordance with the requirements of Rule 12b-1, the Directors considered various factors, including the amount of the distribution fee. The Directors determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund and its shareholders.

     The Rule 12b-1 Plan continues in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Directors, including a majority of the Directors who are not interested persons of the Distributor, cast in person at a meeting called for such purpose.

     The Rule 12b-1 Plan may be terminated with respect to each Fund, without penalty, by vote of a majority of the Directors who are not interested persons, or by vote of a majority of the outstanding voting securities of the Fund. Any change in the Rule 12b-1 Plan that would materially increase the distribution cost to the Fund requires shareholder approval; otherwise, it may be amended by the Directors, including a majority of the Directors who are not interested persons, by vote cast in person at a meeting called for the purpose of voting upon such amendment. So long as the Rule 12b-1 Plan is in effect, the selection or nomination of the Directors who are not interested persons is committed to the discretion of such Directors.

     During the fiscal year ended December 31, 2001, the Funds paid the following amounts to Heartland Advisors under the Rule 12b-1 Plan: $40,026 for the Select Value Fund; $118,307 for the Value Plus Fund; $2,364,975 for the Value Fund.

     The principal types of activities for which the Funds made payments (net of waivers) under the Rule 12b-1 Plan for the fiscal year ended December 31, 2001 were as follows:

                                          Printing/Mailing
                                          of Prospectuses
                         Advertising/      (Other than to                                                   Sales
                            Sales             Current           Underwriter        Broker-Dealer          Personnel
                          Literature         Investors)        Compensation        Compensation *       Compensation
                          ----------         ---------         ------------        ------------         ------------
Select Value Fund           $4,194            $14,422              - - -              $21,410                $0
Value Plus Fund             $10,575           $16,754              - - -              $90,978                $0
Value Fund                  $92,325           $252,050             - - -             $2,020,600              $0

---------------------

* Includes compensation to Heartland Advisors, other broker-dealers and financial institutions.

                             PORTFOLIO TRANSACTIONS

     Heartland Advisors is responsible for each Fund's portfolio decisions and the placing of portfolio transactions, subject to the Fund's specific investment restrictions and requirements.

     Purchases and sales for all portfolios managed by Heartland Advisors for its clients, including the Funds' portfolios, are allocated on a basis which is deemed to be fair and appropriate based on the characteristics and needs of the portfolios. Heartland Advisors may, when appropriate, aggregate purchases or sales of securities and allocate such trades among two or more portfolios. By so doing, Heartland Advisors anticipates that it may be able to decrease brokerage and transaction costs to its clients through volume discounts, reduction of brokerage commissions through negotiations not available to purchasers or sellers of smaller volumes of securities, and/or by obtaining the best pricing possible for such trades. In general, investment opportunities are allocated pro rata among clients that have comparable investment objectives and positions where sufficient quantities or trading volumes of a security make such allocation practicable. However, because many of the securities owned by Heartland Advisors' clients have a limited trading market, it may not be possible to purchase or sell a sufficient quantity of securities of a particular issuer at a particular time to allocate pro rata among all clients that have comparable investment objectives and positions. Blocks of such securities, when available, may require immediate purchase decisions by Heartland Advisors prior to allocation of the order among clients. In other instances, because of the nature of the markets for securities with lower volume, it may take a significant period of time to accumulate or dispose of a position in such securities at a price deemed acceptable by Heartland Advisors. In such cases, the price of the security may fluctuate over time and it may be desirable to allocate trades to a particular client or group of clients in order to accumulate or dispose of a position of reasonable size in relation to the size of the account with as little disruption of the market as possible.

     In order to provide for the fair treatment of all clients, while recognizing the inherent need for flexibility, especially in the micro cap and small cap markets and the markets for certain fixed income securities, it is Heartland Advisors' policy to allocate investment opportunities, purchases and sales among clients on a basis that considers the characteristics and needs of the clients, including their respective investment objectives, current securities positions, cash available for investment or cash needs, and similar factors. In general, an aggregated purchase or sale order that is only partially filled will be allocated on either a pro rata or random basis among the clients participating in the order.

     From time to time, Heartland Advisors may take advantage of opportunities to invest in initial public offerings of equity securities ("IPOs") as they arise. In general, a client's portfolio may participate in an IPO allocation if the portfolio manager believes that, to the extent permitted by applicable laws, and based on the client's investment objectives, risk profile, asset composition and cash levels, the IPO is an appropriate investment. Accordingly, no portfolio will participate in every IPO allocation and certain portfolios may never participate in IPO allocations. IPOs will generally be allocated on a random basis to all participating accounts in a manner that Heartland Advisors believes will lead to a fair and equitable distribution of IPOs over time.

     Heartland Advisors may select, and establish securities accounts and process transactions through one or more securities brokerage firms. It selects brokers and dealers to execute transactions for the purchase or sale of portfolio securities based upon a judgment of their professional capability to provide the service, and in a manner deemed fair and reasonable to clients. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution is a term that refers to many factors. The primary consideration in selecting broker-dealers is prompt and efficient execution of orders in an effective manner at the most favorable price, but a number of other judgmental factors may enter into the decision. These factors may include, for example: knowledge of negotiated commission rates and transaction costs; the nature of the security being purchased or sold; the size of the transaction; historical and anticipated trading volume in the security and security price volatility; and broker and dealer operational capabilities and financial conditions. Among the brokers that may be used are electronic communication networks (ECNs), which are fully disclosed agency brokers that normally limit their activities to electronic execution of securities transactions.

     As permitted by the Securities Exchange Act of 1934, as amended, Heartland Advisors engages in the long-standing investment management industry practice of paying higher commissions to brokers and dealers who provide brokerage and research services ("research services") than to brokers and dealers who do not provide such research services, if such higher commissions are deemed reasonable in relation to the value of research services provided. These types of transactions are commonly referred to as "soft dollar transactions."

     Two different types of research services are typically acquired through these transactions: (i) proprietary research services offered by the broker or dealer executing a trade and (ii) other research services offered by third parties through the executing broker or dealer. Research services that may be obtained by Heartland Advisors through soft dollar transactions include, but are not limited to: economic, industry or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; and services of economic and other consultants concerning markets, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Heartland Advisors also may receive soft dollars on riskless principal transactions in accordance with applicable regulatory requirements.

     Research services so received enable Heartland Advisors to supplement its own research and analysis used in connection with providing advice to its clients as to the value of securities; the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; the furnishing to clients of analyses and reports; and the effecting of securities transactions and performing functions incidental thereto (such as clearance and settlement) on behalf of clients.

     Soft dollar transactions are not effected pursuant to any agreement or understanding with any broker or dealer. However, Heartland Advisors does in some instances request a particular broker or dealer to provide a specific research service which may be proprietary to that firm or produced by a third party and made available by that firm. In such instances, the broker or dealer, in agreeing to provide the research service, frequently will indicate to Heartland Advisors a specific or minimum amount of commissions which it expects to receive by reason of its provision of the particular research service. Although Heartland Advisors does not agree to direct a specific or minimum commission amount to a firm in that circumstance, it does maintain an internal procedure to identify those brokers who provide it with research services and the value of such research services, and endeavors to direct sufficient commissions (including commissions on transactions in fixed income securities effected on an agency basis and dealer selling concessions on new issues of securities) to ensure the continued receipt of research services it feels are useful.

     In a few instances, Heartland Advisors receives from brokers products or services which are used both for investment research and for administrative, marketing, or other non-research or brokerage purposes. Heartland Advisors has a policy of not allocating brokerage business in return for products or services other than brokerage or research services in accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934. In such instances, it makes a good faith effort to determine the relative proportion of its use of such product or service which is for investment research or brokerage, and that portion of the cost of obtaining such product or service may be defrayed through brokerage commissions generated by client transactions, while the remaining portion of the costs of obtaining the product or service is paid by it in cash.

     Research or brokerage products or services provided by brokers may be used by Heartland Advisors in servicing any or all of its clients, and such research products or services may not necessarily be used by it in connection with client accounts which paid commissions to the brokers providing such product or service. In recognition of these factors, clients may pay higher commissions to brokers than might be charged if a different broker had been selected, if, in Heartland Advisors' opinion, this policy furthers the objective of obtaining best price and execution.

     Pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Funds may engage an affiliated person (or an affiliated person of an affiliated person) to act as a broker in connection with purchases or sales of portfolio securities by the Funds, provided that the commission, fee or other remuneration paid to such broker, from any source, does not exceed (a) the usual and customary broker's commission if the transaction is effected on a securities exchange, (b) 2% of the sales price if the transaction is effected in connection with a secondary distribution of such securities, or (c) 1% of the purchase or sale price of such securities if the transaction is otherwise effected. A commission, fee or other remuneration will not be deemed to exceed the "usual and customary" broker's commission if the commission, fee or other remuneration is reasonable and fair compared to the commission, fee or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard does not allow the affiliated broker to receive more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, Heartland's Board of Directors, including a majority of the directors who are not interested persons, has adopted procedures which are reasonably designed to provide that any commission, fee or other remuneration paid to an affiliated broker is consistent with the foregoing standard, and determines at least quarterly that all transactions with affiliated brokers were effected in accordance with such procedures.

     Subject to the above considerations, Heartland Advisors itself effected portfolio transactions as a broker for the Funds until December 31, 2001 when it withdrew its broker-dealer registration.

     Pursuant to a plan adopted by Heartland's Board of Directors under, and subject to the provisions of Rule 10f-3 under the 1940 Act, the Funds may purchase securities during the existence of an underwriting or selling syndicate, when a principal underwriter is an affiliate of the Funds. The plan and Rule 10f-3 limit the securities that may be so purchased, the time and manner of purchase, the underwriting discounts and amount of purchase, and require a review by the Board of Directors of any such transactions at least quarterly.

     During the last three fiscal years, the aggregate commissions on portfolio transactions paid by the Funds were as follows:

                                                  Year ended December 31,

                                           1999           2000           2001
                                           ----           ----           ----
     Select Value Fund                 $   56,430     $   41,017      $  125,204
     Value Plus Fund                      992,403        587,945      $  176,175
     Value Fund                         4,232,124      4,000,041      $3,169,435

     Of the aggregate commissions on portfolio transactions paid by the Funds during the last three fiscal years, the following amounts were paid to Heartland Advisors as broker:

                                                  Year ended December 31,

                                           1999           2000           2001
                                           ----           ----           ----
     Select Value Fund                 $        0     $      750      $        0
     Value Plus Fund                        4,500         30,075               0
     Value Fund                            45,066        230,146         187,278

     For the fiscal year ended 2001, the following table presents additional information regarding brokerage commissions paid to Heartland Advisors:

                                                                    % of Aggregate Dollar Amount
                                                                     of Transactions Involving
                                                                      Payment of Commissions
                         % of Aggregate Brokerage Commissions            Effected through
                              Paid to Heartland Advisors                Heartland Advisors
                              --------------------------                ------------------
Select Value Fund                         0%                                     0%
Value Plus Fund                           0%                                     0%

Value Fund                            5.9%                             5.5%

     The table below shows information on brokerage commissions paid by the Funds to brokers or dealers who supplied research services to Heartland Advisors during the fiscal year ended December 31, 2001:

                           Amount of Commissions
                              Paid to Brokers                  Total Dollar
                          or Dealers Who Supplied             Amount Involved
                           Research Services to            in Such Transactions
Fund                        Heartland Advisors                    (000's)
----                        ------------------                    -------
Select Value Fund                $ 84,671                         $ 22,690
Value Plus Fund                  $114,564                         $ 35,349
Value Fund                       $  1,546                         $368,847

     Under the 1940 Act, American Physicians Services Group, Inc. may, as of December 31, 2001, have been deemed an affiliated broker-dealer of Heartland Advisors since on that date Heartland Advisors held or controlled more than 5% of its outstanding voting shares. During the Funds' three most recent fiscal years, the Funds placed no portfolio transactions with and paid no broker commissions to American Physicians Services Group, Inc.

                              DESCRIPTION OF SHARES

     Heartland Group, Inc. is a series company, which means the Board of Directors may establish additional series and classes within series, and may increase or decrease the number of shares in each class or series, all without shareholder approval. The Funds are each a separate mutual fund series of Heartland. Currently, six series are authorized and outstanding, and there is only one class within each series. The authorized common stock of Heartland consists of one billion shares, par value $0.001 per share. Each share has one vote, and when issued and paid for in accordance with the terms of the offering will be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights and are freely transferable. In the interest of economy and convenience, certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to their accounts on the books maintained by the Funds' transfer agent. The investor will have the same rights of ownership with respect to shares as if certificates had been issued.

     Heartland's Articles of Incorporation provide that the assets of each series belong to that series, subject only to the rights of creditors, and that such assets shall be charged with all liabilities in respect of that series and all expenses, costs, charges, and reserves attributable to that series. The Articles further provide that any assets or liabilities not readily identifiable to a series shall be allocated among the various series by or under the supervision of the Board of Directors in such manner and on such basis as the Board, in its sole discretion, deems fair and equitable, and that such allocation shall be conclusive and binding for all purposes. Heartland is aware of no statutory provisions or case law interpreting these or similar provisions or establishing whether the assets of one series may, under any circumstances, be charged with the unsatisfied liabilities allocated to another series. Accordingly, in the event that the liabilities of a series exceed the assets of that series, there is a possibility that the assets of the other series of Heartland could be subject to such excess liabilities.

     Shareholders have the right to vote on the election of directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Articles of Incorporation or Bylaws of Heartland. Heartland's Bylaws do not require that meetings of shareholders be held annually. However, special meetings of shareholders may be called for purposes such as electing or removing directors, changing fundamental policies, or approving investment advisory contracts. Heartland may fill vacancies on the Board or appoint new directors; provided, however, that at all times at least two-thirds of the directors have been elected by shareholders. Moreover, pursuant to Heartland's Bylaws, any director may be removed by the affirmative vote of a majority of the outstanding shares of Heartland; and holders of 10% or more of the outstanding shares of Heartland can require that a special meeting of shareholders be called for the purpose of voting upon the question of removal of one or more directors.

     Shareholders of each series of a series company, such as Heartland, vote together with each share of each series in the company on matters affecting all series (such as election of directors), with each share entitled to a single vote. On matters affecting only one series (such as a change in that series' fundamental investment restrictions), only the shareholders of that series are entitled to vote. On matters relating to all the series but affecting the series differently (such as a new investment advisory agreement), separate votes by series are required.

                               PURCHASES AND SALES

     Determination of Net Asset Value

     Each Fund's shares are sold at the next determined net asset value per share. Each Fund determines the net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from the Fund's total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

     Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the latest bid price. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price, or, lacking any sales, at the latest bid price. All other securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.

     Securities and other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by Heartland's Board of Directors or its designee.

     Debt Securities. Debt securities are valued by a pricing service approved by Heartland's Board of Directors that uses various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities purchased with maturities of 60 days or less shall be valued at acquisition cost, plus or minus any amortized discount or premium. Because Heartland Advisors believes that there currently is no uniform methodology for valuing foreign debt, such securities must be valued pursuant to the fair value procedures adopted by Heartland's Board of Directors.

     Illiquid and Thinly Traded Securities. The lack of a liquid secondary market for certain securities may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio. If market quotations are not available, these securities will be valued in accordance with procedures established by Heartland's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. Market quotations are generally available on many lower quality and comparable unrated issues only from a limited number of dealers, and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower quality and comparable unrated securities, especially in a thinly traded market.

     Foreign Investments. In the event that (i) a foreign investment held by a Fund is traded in both a local and foreign form, (ii) each such form may be converted or exchanged for the other, and (iii) Heartland Advisors reasonably determines that the rights and privileges of holders of either form are comparable for valuation purposes, then Heartland Advisors may value the Fund's investment based on the form for which current market quotes are most readily available even if such form is not the form of investment held by the Fund. If Heartland Advisors has reason to believe that circumstances exist which could reasonably be expected to have a material impact on the valuation of one form over the other, such as limitations on the ability to convert or exchange between forms, limitations on foreign ownership of securities or currency regulations, Heartland Advisors shall value the particular investment based on market quotations or a fair value determination with respect to the same form as that held by the Fund.

     On any business day of a Fund on which the principal exchange on which a foreign security is traded is closed (for example, a local holiday), but trading occurs in the U.S. on either a national exchange or over-the-counter as reported by the exchange or through Nasdaq, respectively, then the last sales price from such source shall be used. If no sales price is available from such source, then the prior day's valuation of the security shall be used.

     Redemption-in-Kind

     Each Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of securities or other Fund assets if Heartland Advisors determines that existing conditions make cash payments undesirable. If redemptions were made in kind, the redeeming shareholders may incur a gain or loss for tax purposes and transaction costs.

                      ADDITIONAL INCOME TAX CONSIDERATIONS

     Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code") and, if so qualified, will not be subject to federal income taxes as a regular corporation to the extent its earnings are timely distributed. Each Fund also intends to make distributions as required by the Code to avoid the imposition of a 4% excise tax.

     Each series of a series company, such as Heartland, is treated as a single entity for federal income tax purposes, so that the net investment income and the net realized capital gains and losses of one series are not combined with those of another series in the same company.

     To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.

                             PERFORMANCE INFORMATION

     General

     From time to time the Funds may advertise their "yield" and "total return." Yield is based on historical earnings and total return is based on historical distributions; neither is intended to indicate future performance. The "yield" of a Fund refers to the income generated by an investment in that Fund over a one-month period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during the month is assumed to be generated each month over a 12 month period and is shown as a percentage of the investment. "Total return" of a Fund refers to the annual average return for 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation). Total return is the change in redemption value of shares purchased with an initial $1,000 investment, assuming the reinvestment of dividends and capital gain distributions and the redemption of the shares at the end of the period.

     Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities, and the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors and possible differences in the methods used in calculating performance information when comparing a Fund's performance to performance figures published for other investment vehicles.

     Total Return

     A Fund's average annual total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)/n/ = ERV
     Where:

          P =   a hypothetical initial payment of $1,000;
          T =   average annual total return;
          n =   number of years; and
          ERV = ending redeemable value for a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

     In some circumstances a Fund may advertise its total return for a 1-, 2-, or 3-year period, or the total return since the Fund commenced operations. In such circumstances the Fund will adjust the values used in computing return to correspond to the length of the period for which the information is provided.

     The average annual total returns for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                                  10 Years, or,
                                                                  if Less, From
                                                                  Commencement
          Fund                      1 Year        5 Years         of Operations
          ----                      ------        -------         -------------
Select Value Fund (10/11/96)        16.43%         14.16%            14.58%
Value Plus Fund (10/26/93)          34.76%          7.80%            11.42%
Value Fund                          29.45%         12.49%            17.15%

     A Fund may also advertise its cumulative total return, which represents the simple change in value of an investment in the Fund over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     Average Annual Total Return (After Taxes on Distributions)

     A Fund's average annual total return after taxes on distribution is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1+T)/n/ = ATV\\D\\

     Where:

     P =        a hypothetical initial payment of $1,000.
     T =        average annual total return (after taxes on distributions).
     n =        number of years.
     ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     The average annual total returns after taxes on distribution for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                                10 Years, or,
                                                                if Less, From
                                                                Commencement
          Fund                        1 Year       5 Years      of Operations
          ----                        ------       -------      -------------
Select Value Fund (10/11/96)          16.03%        12.82%         13.29%
Value Plus Fund (10/26/93)            34.11%        6.05%           9.33%
Value Fund                            25.58%        10.22%         14.78%

     Average Annual Total Return (After Taxes on Distributions and Redemption)

     A Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending value, according to the following formula:

                             P(1 + T)/n/ = ATV\\DR\\

     Where:

     P =         a hypothetical initial payment of $1,000.
     T =         average annual total return (after taxes on distributions and redemption).
     n =         number of years.
     ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

     The average annual total returns after taxes on distributions and redemptions for the Funds for the one, five and ten-year periods, or, if less, from commencement of operations through December 31, 2001 are as follows:

                                                                10 Years, or,
                                                                if Less, From
                                                                Commencement
          Fund                        1 Year       5 Years      of Operations
          ----                        ------       -------      -------------
Select Value Fund (10/11/96)          10.08%        11.03%         11.45%
Value Plus Fund (10/26/93)            21.12%         5.45%          8.42%
Value Fund                            20.44%         9.61%         13.82%

     The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

     Yield

     Yield quotations are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                     [( a - b    )/6/  ]
                            Yield = 2[( ----- +1 )   -1]
                                     [(  cd      )     ]

     Where:

     a =  dividends and interest earned during the period;
     b =  expenses accrued for the period (net of reimbursements);
     c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
     d =  the maximum offering price per share on the last day of the period.

     Taxable equivalent yield is computed by dividing that portion of the yield of a Fund (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of such Fund that is not tax-exempt.

     Although they may do so in the future, the Select Value, Value Plus and Value Funds typically have not advertised their yields.

     Comparisons and Media Mentions/Recognition

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts, limited liability investment companies or partnerships managed or advised by the Adviser, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Funds. The comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     A Fund may also note or describe (or provide reprints of articles or charts containing) its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

Barron's                                   Los Angeles Times
Bloomberg Personal Finance                 The Milwaukee Business Journal
Business Week                              Milwaukee Journal Sentinel
Changing Times                             Milwaukee Magazine
Chicago                                    Money
Chicago Tribune                            The Mutual Fund Letter
Chicago Sun-Times                          Mutual Fund Values (Morningstar)
Crain's Chicago Business                   Newsweek
Consumer Reports                           The New York Times
Consumer Digest                            Pensions and Investments
Dow Jones Newswires                        Personal Investor
Financial Planning                         Smart Money
FA Advisor                                 Time
Fidelity Navigator                         USA Today
Forbes                                     U.S. News and World Report
Fortune                                    The Wall Street Journal
Institutional Investor                     Value Line
Investment News                            Worth
Investor's Daily
Kiplinger's Personal Finance

     When a newspaper, magazine or other publication mentions the Adviser or a Fund, such mention may include: (i) listings of some or all of a Fund's holdings; (ii) descriptions of characteristics of some or all of the securities held by a Fund, including price-to-earnings, price-to-sale, and price-to-book value ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed below; (iii) descriptions of the economic and market outlook generally and for a Fund, in the view of a portfolio manager or the Adviser; and (iv) information about a Fund's performance, including information about honors, awards or other recognition received by that Fund based on the Fund's performance or other characteristic, comparisons of that Fund to other mutual funds and the criteria used in determining the honor, award or recognition. In the August 20, 2001 edition of Forbes Magazine, Heartland Value Fund was named to the Forbes Honor Roll. According to Forbes, the Honor Roll recognizes a short list of mutual funds that they regard as their "gold standard - doing well in both bullish and bearish markets over the long term." The funds are chosen based on the following five criteria: (1) capital preservation; (2) continuity of management, meaning a minimum tenure of six years; (3) portfolio diversification; (4) accessibility, meaning that the fund must be open to new investors; and (5) long-term performance, as measured by after-tax results since October 31, 1990. Forbes rates funds separately in both up and down market cycles. Funds are rated against their peers and are awarded letter grades (A+ to F) based on their performance during bull and bear markets. Market cycles are defined by an index or blend of indices. Stock funds, like Heartland Value Fund, are rated against the S&P 500 over four bullish and bearish cycles. In its August 20, 2001 edition, Forbes rated the Heartland Value Fund a "B" during bullish cycles and an "A" during bearish cycles.

     Various newspapers and publications including those listed above may also made mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including the information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     Each Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of the Funds may be compared to market indexes or averages, including, but not limited to the indices referred to in the Funds' prospectuses. The Funds' performance may also be compared to mutual fund industry indexes or averages, including, but not limited to those published by Lipper Inc., Morningstar, Inc. and Value Line.

     Lipper and Morningstar, Inc. ("Morningstar") classify, calculate and publish the Lipper and Morningstar averages, respectively, which are unweighted averages of total return performance of mutual funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should a service reclassify a Fund to a different category or develop (and place a Fund into) a new category, each Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Funds may compare their performance or ranking against all funds tracked by an independent service, and may cite its ratings, recognition or other mention by such service or any other entity.

     Lipper also designates funds as Lipper Leaders in the categories of Consistent Return and Preservation. The Consistent Return designation reflects the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the previous three years ended. The Preservation designation reflects the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class for the previous three years. The Preservation designation is relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Both designations are subject to change every month. Twenty percent of funds analyzed are designated as Lipper Leaders for each category.

     Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. For any fund with at least a three-year performance history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds and U.S. Treasury bills. Similarly, the Funds may use Ibbotson's historical data regarding the Consumer Price Index. The Funds may also use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by the Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity stocks, growth stocks (small-capitalization, large-capitalization or both) and value stocks (small-capitalization, large-capitalization or both).

                              FINANCIAL STATEMENTS

     The financial statements, related notes and related reports of PricewaterhouseCoopers, LLP, independent public accountants, contained in the Annual Reports to Shareholders of the Funds as of December 31, 2001 and for the fiscal year then ended are hereby incorporated by reference. Copies of the Funds' Annual Reports may be obtained without charge by writing to Heartland, 789 North Water Street, Milwaukee, Wisconsin 53202, by calling 1-800-432-7856 or
(414) 289-7000, or by visiting the Heartland website at www.heartlandfunds.com.

                              HEARTLAND GROUP, INC.
                              HEARTLAND VALUE FUND

                                   Supplement
                             Dated October 28, 2002
                                       to
                               SEMI-ANNUAL REPORT
                               Dated June 30, 2002


     Due to a printing error, the number of shares of common stock owned by the Value Fund for the following portfolio companies listed in the schedule of investments in the unaudited financial statements contained in the semi-annual report dated June 30, 2002 was incorrect. The correct number of shares is shown below. All other information in the schedule of investments, including the value of the Fund's position in each company listed and the aggregate value of the Fund's positions in all portfolio companies listed is correct.

       Common Stock                                        Shares
       ------------                                        ------

       4Imprint PLC                                        500,000

       AirNet Systems, Inc.                                300,000

       Alliance Atlantis Communications, Inc.            1,000,000

       Almost Family, Inc.                                 250,000

       Alpharma, Inc.                                    1,200,000

       Badger Meter, Inc.                                  200,000

       Barrett Business Services, Inc.                     500,000

       Building Material Holding Corp.                     292,000

       Checkpoint Systems, Inc.                            400,000

       Commonwealth Industries, Inc.                       919,200

       Courier Corp.                                         2,500

       Datalink Corp.                                      550,000